POWER OF ATTORNEY

         EACH PERSON WHOSE SIGNATURE APPEARS BELOW HEREBY CONSTITUTES AND APPOINTS EACH OTHER TRUSTEE OF DEUTSCHE PORTFOLIOS AND EACH OF THE FOLLOWING PERSONS*, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR THEM AND THEIR NAMES, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY AND ALL DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON BEHALF OF DEUTSCHE FAMILY OF FUNDS, INC. PURSUANT TO THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, BY MEANS OF THE SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DISCLOSURE SYSTEM KNOWN AS EDGAR; AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO SIGN AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN CONNECTION THEREWITH, AS FULLY TO ALL INTENTS AND PURPOSES AS EACH OF THEM MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

SIGNATURES                                TITLE                      DATE

/S/ BRIAN A. LEE                          PRESIDENT               JULY 28, 1997
BRIAN A. LEE

/S/ JOSEPH CHEUNG                         TREASURER               JULY 28, 1997
JOSEPH CHEUNG

/S/ EDWARD C. SCHMULTS                                            JULY 28, 1997
EDWARD C. SCHMULTS

/S/ ROBERT H. WADSWORTH                                           JULY 28, 1997
ROBERT H. WADSWORTH

/S/ WERNER WALBROEL                                               JULY 28, 1997
WERNER WALBROEL

/S/ G. RICHARD STAMBERGER                                         JULY 28, 1997
G. RICHARD STAMBERGER

/S/ CHRISTIAN STRENGER                                            JULY 28, 1997
CHRISTIAN STRENGER

/S/ ROBERT R. GAMBEE                       SECRETARY              JULY 28, 1997
ROBERT R. GAMBEE


*    BRIAN A. LEE, JOSEPH M. CHEUNG, ROBERT R. GAMBEE, RAYMOND O'NEIL AND
     LAURA WEBER